UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported) July 15, 2005



                             Global Gold Corporation
                             -----------------------
             (Exact name of registrant as specified in its charter)


         Delaware                       02-69494                13-3025550
         --------                       --------                ----------
(State or other jurisdiction          (Commission                  (IRS
      of incorporation)               File Number)           Identification No.)


                   104 Field Point Road,                       06830
                       Greenwich, CT
                   ---------------------                       -----
         (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code (203) 422-2300



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

Global Gold Corporation Announces Commencement of Production at Santa Candalaria and Further Exploration in both Chile and Armenia at Annual Meeting




Exhibit No.

99.1                    Press Release.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 15, 2005                      Global Gold Corporation

                                        By: /s/Drury J. Gallagher
                                            ---------------------
                                      Name: Drury J. Gallagher
                                     Title: Chairman, Chief Executive
                                            Officer and Treasurer